UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23215

HARTFORD FUNDS NEXTSHARES TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Global Impact NextShares Fund

Semi-Annual Report

April 30, 2018 (Unaudited)

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Global Impact NextShares Fund (the “Fund”). The following is the Fund’s Semi-Annual Report, covering the period from commencement of operations (December 6, 2017) through April 30, 2018.

Market Review

While U.S. stocks, as measured by the S&P 500 Index (the “Index”),1 saw a 21.8%

return as of 2017 year end, U.S. equities have experienced a nearly flat return of 0.4% along with increased volatility year-to-date as of April 30, 2018.

The Index has experienced more than 20 days with swings of 1% or more this year, compared to eight days for all of 2017. Rising interest rates, inflation anxiety, and concerns surrounding U.S. tariffs and trade policies have contributed to the return of volatility.

In the six-month period that ended April 30, 2018, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases by raising rates twice, each time by 0.25%. As of the end of April, short-term rates range from 1.5% to 1.75%. At the time of this writing, expectations were for a continued gradual increase throughout 2018. Central banks overseas are also expected to begin removing accommodative policies by raising interest rates, which may impact global markets.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. In December, the first significant overhaul of the U.S. tax code in more than 30 years was signed into law. Geopolitical tensions continue to persist around U.S. engagement with Syria and North Korea, heightening market uncertainty. In Europe, uncertainty remains with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in the Fund. For the most up-to-date information on the Fund, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Fund Performance and Summary

Hartford Global Impact NextShares Fund inception 12/06/2017

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns (as of 4/30/18)

Since Inception[1]
Hartford Global Impact NextShares Fund (NAV Return)	4.55%
Hartford Global Impact NextShares Fund (Market Price Return)	5.35%
MSCI All Country World Index (Net)	2.63%

[1]	Inception: 12/6/2017. Cumulative returns not annualized.

Information regarding how often shares of the Fund traded on the NASDAQ Stock Market, LLC at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.nextshares.com.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit www.nextshares.com.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the market price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at the Fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of Fund shares is determined and confirmed after calculation of that day’s NAV.

MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Gross annual and total annual fund operating expense ratios as shown in the Fund’s most recent prospectus, as supplemented, were 1.14% and 0.71%, respectively. Expenses are estimated for the current fiscal year. Expenses shown include acquired fund fees and expenses. Expenses shown include the expenses of the Fund and its allocated share of the Global Impact Master Portfolio (“Master Portfolio”) in which the Fund invests. HFMC has contractually agreed to waive the Fund’s expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69%. This arrangement will remain in effect until February 28, 2019 unless the Fund’s Board of Trustees approves an earlier termination. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended April 30, 2018.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee a fund will achieve its stated objective. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The market price of the Fund’s shares may fluctuate due to investor perception of their value as well

2

Hartford Global Impact NextShares Fund

Fund Performance and Summary

April 30, 2018 (Unaudited)

as the relative supply of and demand for the shares on an exchange. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Smallcap securities can have greater risks and volatility than large-cap securities. • Investing in companies that seek to address major social and environmental challenges may cause the fund to forego certain investment opportunities and underperform funds that do not have a similar focus. • By investing in cash and money market investments, the fund may lose the benefit of market upswings. • Because it invests in a master portfolio, the fund is also subject to the risks related to a master-feeder structure. • The Fund is actively managed and does not seek to replicate the performance of a specified index. • To the extent the Fund has a limited number of Authorized Participants (APs) who transact in its shares, the Fund may be adversely affected if an AP chooses not to make such transactions.

The Fund invests all of its assets in the Global Impact Master Portfolio, the investment breakdown of which is shown below.

Composition by Country in the Global Impact Master Portfolio

as of April 30, 2018

Country	Percentage of Net Assets
Australia	2.3%
Bangladesh	3.0
Brazil	7.0
China	4.6
Denmark	1.8
France	2.8
Germany	1.5
Hong Kong	2.9
India	8.3
Israel	1.3
Japan	2.1
Kenya	3.3
Luxembourg	1.4
Netherlands	4.6
South Africa	1.2
South Korea	1.7
Spain	2.3
Switzerland	1.2
United Kingdom	7.9
United States	38.5
Short-Term Investments	2.5
Other Assets & Liabilities	(2.2)

Total	100.0%

The table above is based on Bloomberg’s country of risk classifications. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

Composition by Sector in the Global Impact Master Portfolio

as of April 30, 2018

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.7%
Consumer Staples	3.4
Financials	7.5
Health Care	16.2
Industrials	14.9
Information Technology	20.1
Real Estate	2.4
Telecommunication Services	7.7
Utilities	14.8

Total	99.7%

Short-Term Investments	2.5
Other Assets & Liabilities	(2.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

3

Hartford Global Impact NextShares Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other exchange traded products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of December 6, 2017 (commencement of operations) through April 30, 2018, except as indicated below. To the extent the Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Fund. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for the Fund are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hartford Global Impact NextShares Fund(1)(2)

Actual Return			Hypothetical (5% return before expenses)*
Beginning Account Value December 6, 2017	Ending Account Value April 30, 2018	Expenses paid during the period December 6, 2017 through April 30, 2018	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses paid during the period November 1, 2017 through April 30, 2018	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
$1,000.00	$1,045.50	$3.17	$1,000.00	$1,020.93	$3.91	0.78%	181	365

*	Please note that while the Fund commenced operations on December 6, 2017, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period December 6, 2017 to April 30, 2018.

(1)	Commenced operations on December 6, 2017.

(2)	Includes the Fund’s allocated share of the Master Portfolio’s expenses.

4

Hartford Global Impact NextShares Fund

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Hartford Global Impact NextShares Fund
Assets:
Investments in the Master Portfolio, at market value	$5,241,710
Receivables:
Other assets	10,007

Total assets	5,251,717

Liabilities:
Payables:
Transfer agent fees	6,197
Accounting services fees	986
Fund administration fees	1,644
Accrued expenses	15,006

Total liabilities	23,833

Net assets	$5,227,884

Summary of Net Assets:
Capital Stock and paid-in-capital	$5,043,129
Undistributed (distributions in excess of) net investment income	14,319
Accumulated net realized gain (loss) allocated from the Master Portfolio	313,805
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency allocated from the Master Portfolio	(143,369)

Net assets	$5,227,884

Net asset value per share	$20.91

Shares issued and outstanding	250,000

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Impact NextShares Fund

Statement of Operations

For the Period Ended April 30, 2018 (Unaudited)

Hartford Global Impact NextShares Fund(1)
Investment Income:
Dividends allocated from Master Portfolio	$31,556
Interest allocated from Master Portfolio	148
Securities lending allocated from Master Portfolio	1,312
Less: Foreign tax withheld allocated from Master Portfolio	(2,310)
Expenses allocated from Master Portfolio	(20,231)

Total investment income allocated from Master Portfolio	10,475

Expenses:
Transfer agent fees	6,197
Accounting services fees	4,768
Fund administration fees	7,945
Audit fees	7,329
Other expenses	24,350

Total expenses (before waivers)	50,589

Expense waivers	(54,433)

Total waivers and fees paid indirectly	(54,433)

Total expenses, net	(3,844)

Net Investment Income (Loss)	14,319

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments allocated from Master Portfolio	321,258
Less: Foreign taxes paid on realized capital gains	(7,051)
Net realized gain (loss) on other foreign currency transactions allocated from Master Portfolio	(402)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	313,805

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments allocated from Master Portfolio	(146,083)
Net unrealized appreciation (depreciation) of foreign currency contracts allocated from Master Portfolio	2,765
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies allocated from Master Portfolio	(51)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(143,369)

Net Gain (Loss) on Investments and Foreign Currency Transactions	170,436

Net Increase (Decrease) in Net Assets Resulting from Operations	$184,755

(1)	Commenced operations on December 6, 2017.

The accompanying notes are an integral part of these financial statements.

6

Hartford Global Impact NextShares Fund

Statement of Changes in Net Assets

Hartford Global Impact NextShares Fund
For the Period Ended April 30, 2018(1) (Unaudited)
Operations:
Net investment income (loss)	$14,319
Net realized gain (loss) on investments and foreign currency transactions	313,805
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(143,369)

Net Increase (Decrease) in Net Assets Resulting from Operations	184,755

Capital Share Transactions:
Sold	5,143,340
Redeemed	(101,620)
Other Capital	1,409

Net increase from capital share transactions	5,043,129

Net Increase (Decrease) in Net Assets	5,227,884

Net Assets:
Beginning of period	—

End of period	$5,227,884

Undistributed (distributions in excess of) net investment income	$14,319

(1)	Commenced operations on December 6, 2017.

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Impact NextShares Fund

Financial Highlights

— Selected Per-Share Data(1) —							— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(3)(4)		Ratio of Expenses to Average Net Assets After Adjustments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(5)
Hartford Global Impact NextShares Fund
For the Period Ended April 30, 2018 (Unaudited)(6)
$ 20.00	$0.06	$0.85	$0.91	$20.91	4.55	%(7)	$5,228	3.38	%(8)	0.78	%(8)	0.68	%(8)	45%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at market price at the end of the distribution day.
(3)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(4)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(5)	The portfolio turnover of the Fund reflects the portfolio turnover of the Master Portfolio.
(6)	Commenced operations on December 6, 2017.
(7)	Not annualized.
(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Impact NextShares Fund

Notes to Financial Statements

April 30, 2018

1.	Organization:

Hartford Global Impact NextShares Fund (the “Fund”) is a series of Hartford Funds NextShares Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and commenced operations on December 6, 2017. The Trust is an open-end registered management investment company comprised of one series as of April 30, 2018.

The Fund is an exchange traded managed fund, which is a fund that trades on an exchange like other publicly traded securities but at a price that is based on the Fund’s net asset value. Shares of the Fund are listed and traded on The NASDAQ Stock Market, LLC. Each share of the Fund represents a partial ownership in securities held by the Fund. Shares of the Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value (“NAV”) only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Fund’s Distributor.

The Fund operates as a “feeder fund,’’ which means it invests all of its investable assets in the Global Impact Master Portfolio (the “Master Portfolio”). As of April 30, 2018, the Fund owned approximately 15.0% of the Master Portfolio. The Master Portfolio is a series of Hartford Funds Master Fund. The Fund has the same investment objective and limitations as the Master Portfolio in which it invests. The Fund does not buy investment securities directly. The Master Portfolio, on the other hand, invests directly in portfolio securities. The Fund’s performance is based on the performance of the Master Portfolio. The financial statements of the Master Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The assets of the Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Fund are registered under the Securities Act of 1933, as amended. The Fund is a diversified open-end management investment company. The Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Investment Valuation – An investment in the Master Portfolio is valued daily based on the Fund’s proportionate share of the Master Portfolio’s net assets, which is also valued daily. Valuation of the securities held by the Master Portfolio is discussed in the notes to the Master Portfolio’s financial statements included elsewhere in this report.

b)	Determination of Net Asset Value – The net asset value (“NAV”) of the Fund’s shares is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding. The net asset value of the Fund is calculated by State Street Bank and Trust Company (“State Street”) and determined as of the close of the regular trading session on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which the Fund’s investments are traded) announces an early closing time.

c)	Investment Valuation and Fair Value Measurements – The Fund’s shares cannot be directly purchased or redeemed except by or through Authorized Participants in Creation Unit quantities in exchange for the specified basket. The NAV of Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(b)). The NAV is determined separately for the Fund by dividing the Fund’s net assets by the number of shares outstanding. The shares offered by the Fund have equal rights as to assets and voting privileges.

Disclosure about the classification of fair value measurements is included in a table following the Master Portfolio’s Investment portfolio.

9

Hartford Global Impact NextShares Fund

Notes to Financial Statements – (continued)

April 30, 2018

When an investor buys or sells Fund shares in the secondary market, he or she will pay or receive the Fund’s next-computed NAV plus or minus a trading cost (i.e., premium or discount to NAV) determined at the time of trade execution. The final price of each purchase and sale of Fund shares is determined and confirmed after calculation of that day’s NAV.

d)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Trust’s Board of Trustees (the “Board”). Dividends and/or distributions to shareholders are recorded on ex-date. The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

3.	Principal Risks:

Because the Fund invests in the Master Portfolio, the Fund is subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in the Master Portfolio. As shareholders of the Master Portfolio, feeder funds, including the Fund, vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership of the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder fund shareholders, including the Fund. The risks described below are some of the risks that the Fund is exposed to through its investment in the Master Portfolio.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Certain investments held by the Master Portfolio expose the Master Portfolio to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets. Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. The Master Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Master Portfolio has unsettled or open transactions will default.

10

Hartford Global Impact NextShares Fund

Notes to Financial Statements – (continued)

April 30, 2018

4.	Federal Income Taxes:

a)	The Fund intends to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. The Fund intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

5.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as the Fund’s investment manager. The Trust, on behalf of the Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Wellington Management Company LLP (“Wellington Management”) serves as the Master Portfolio’s sub-adviser and performs daily investment of the assets for the Master Portfolio.

The Fund has a management fee rate of 0% so long as the Fund invests all (or substantially all) of its assets in the Master Portfolio under a master-feeder structure, pursuant to the Investment Management Agreement. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Portfolio, the Fund’s management fee rate would be as follows:

Management Fee Rate
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

The Master Portfolio pays a monthly management fee to HFMC as set forth below:

Management Fee Rate
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

Prior to March 1, 2018, the management fee set forth in the investment management agreement with respect to the Fund if, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Portfolio was as follows:

Management Fee Rate
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

11

Hartford Global Impact NextShares Fund

Notes to Financial Statements – (continued)

April 30, 2018

Prior to March 1, 2018, the Master Portfolio paid a monthly management fee to HFMC as set forth below:

Management Fee Rate
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

b)	Accounting Services Agreement – HFMC provides the Hartford Global Impact NextShares Fund with accounting services pursuant to a fund accounting agreement by and between Hartford Funds NextShares Trust, on behalf of the Hartford Global Impact NextShares Fund, and HFMC. In consideration of services rendered and expenses assumed pursuant to this agreement, the Hartford Global Impact NextShares Fund pays HFMC a flat fee of $52,000 per year. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Hartford Global Impact NextShares Fund.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated within the Trust, in proportion to the average daily net assets of each series, except where allocation of certain expenses is more fairly made directly to the Fund. As of April 30, 2018, HFMC contractually limited the total operating expenses of the Fund (including expenses allocated from the Master Portfolio) (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2019, as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Fund
Hartford Global Impact NextShares Fund	0.69%

d)	Distribution Plan – The Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Fund may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

For the period ended April 30, 2018, the Fund did not pay any Rule 12b-1 fees.

e)	Operations Agreement – HFMC has entered into an agreement with NextShares Solutions, LLC (“NextShares Solutions”) pursuant to which NextShares Solutions will provide the Fund with services required to operate NextShares in accordance with the exemptive orders obtained by an affiliate of NextShares Solutions and the Trust. Pursuant to the agreement, NextShares Solutions will receive a monthly fee at a rate of less than 0.05% annually of the aggregate average net assets of the NextShares funds sponsored by Hartford Funds Management Group, Inc. or its affiliates (“Covered Assets”), which is reduced for Covered Assets in excess of $10 billion.

f)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2018, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford Funds complex. The portion allocated to the Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Hartford Global Impact NextShares Fund	$7

12

Hartford Global Impact NextShares Fund

Notes to Financial Statements – (continued)

April 30, 2018

6.	Custodian and Transfer Agent:

State Street serves as Custodian for the Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds the Fund’s assets. State Street also calculates the net asset value of the Fund. State Street also serves as Transfer Agent for the Fund pursuant to a Transfer Agency Agreement (“Transfer Agency Agreement”). As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of the Fund and processes purchases and redemptions of Creation Units.

7.	Security Transactions and Income Recognition:

Securities transactions are recorded on a trade date basis in the Master Portfolio. Realized gains or losses in the Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily based on the effective interest method by the Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in the Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities in the Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

The Fund records daily its proportionate share of the Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses.

8.	Share Transactions:

Hartford Global Impact NextShares Fund will issue and redeem shares at next end-of-day NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities to the Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. The Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.

If a Creation Unit is purchased or redeemed for cash or outside of the Clearing Process, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the Fund:

Fund	Creation Unit Shares	Standard Creation Fee	Value at April 30, 2018	Standard Redemption Fee
Hartford Global Impact NextShares Fund	25,000	$400	$522,750	$400

13

Hartford Global Impact NextShares Fund

Notes to Financial Statements – (continued)

April 30, 2018

The following information is for the period ended April 30, 2018.

Hartford Global Impact NextShares Fund
	For the Period Ended April 30, 2018(1)
	Shares	Amount
Shares Sold	255,001	$5,143,340
Shares Redeemed	(5,001)	(101,620)
Other Capital	—	1,409

Net Increase (Decrease)	250,000	$5,043,129

(1)	Commenced operations on December 6, 2017.

9.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Law and federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in these financial statements.

14

Hartford Global Impact NextShares Fund

Approval of Investment Management Agreement

Hartford Funds NextShares Trust

Hartford Global Impact NextShares Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment advisory agreement. At its meeting held on November 2-3, 2016, the Board of Trustees (the “Board”) of Hartford Funds NextShares Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve for an initial two-year period an investment management agreement (the “Agreement”) for Hartford Global Impact NextShares Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”).

Prior to approving the Agreement, the Board requested, received and reviewed written responses from the Adviser to questions posed to it on behalf of the Independent Trustees and supporting materials relating to those questions and responses (the “Adviser Materials”). The information provided and presentations made to the Board included information with respect to both the Fund and the Global Impact Master Portfolio (the “Master Portfolio”), a series of Hartford Funds Master Fund. In addition, the Board received presentations from representatives of the Adviser regarding the Fund and its investment strategy at a meeting held on November 2-3, 2016. In evaluating the Agreement, the Board noted that the Fund would operate under a “master-feeder” structure whereby, as a feeder fund that would invest all of its assets in the Master Portfolio, the Fund would have the same investment objective and policies as the Master Portfolio. The Board considered that HFMC would serve as investment adviser to each of the Fund and the Master Portfolio and that Wellington Management Company LLP would serve as the investment sub-adviser to the Master Portfolio.

In determining whether to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreement and was assisted by counsel for the Trust. The Independent Trustees were also separately assisted throughout the evaluation process by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by the Adviser

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services to be provided by the Adviser. The Board considered that, because of the master-feeder structure, the portfolio management services to be provided by the Adviser to the Fund are limited to selecting the Master Portfolio, investing the Fund’s assets in the Master Portfolio, and monitoring the Master Portfolio’s performance as an investment for the Fund. The Board considered the Adviser’s organizational structure, systems and personnel. The Board also considered the Adviser’s reputation and overall financial strength and the Board members’ past experience with the Adviser with respect to the services it provides to other Hartford Funds. The Board also considered the possibility that, at some point in the future, the Adviser may recommend the withdrawal of the Fund from the master-feeder structure and the management of the Fund’s assets directly or through a sub-adviser. The Board also considered that, although the Fund would be the first exchange-traded managed fund (“ETMF”) advised by HFMC, HFMC had extensive experience advising actively managed mutual funds, and HFMC, through a subsidiary, had extensive experience advising other exchange-traded products.

The Board considered the special attributes of the Fund as an ETMF relative to a traditional mutual fund and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by HFMC and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

With respect to HFMC, the Board noted that, under the Agreement, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Hartford Fund’s portfolio management team, and oversight of the portfolio managers to the Hartford Funds. The Board considered that HFMC would oversee the approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee the Fund’s compliance with its objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.

15

Hartford Global Impact NextShares Fund

Approval of Investment Management Agreement – (continued)

The Board also considered information provided by the Adviser regarding its compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreement, but also the Board members’ experience through past interactions with HFMC in connection with the Board members’ service on the boards of other registrants in the Hartford Funds fund complex. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC.

Performance of the Fund

The Board considered that the Fund is newly formed and did not have a prior performance record but noted that the performance of the Fund would be based on the performance of the Master Portfolio. To that end, the Board considered the investment performance of the Master Portfolio’s sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Master Portfolio’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing the sub-adviser’s Global Impact strategy, noting that the sub-adviser did not manage a registered investment company that uses an investment strategy substantially similar to that proposed for the Master Portfolio but did manage other accounts that have a substantially similar principal investment strategy. The Board also considered information comparing the composite performance data to the Fund’s and Master Portfolio’s proposed benchmark and an appropriate group of peer funds (“Peer Group”) identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that the Fund has the capability of providing satisfactory investment performance.

Costs of the Services and Profitability of the Adviser

In considering the proposed advisory fee schedule for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and the Master Portfolio and all aspects of their relationships with the Fund and the Master Portfolio. In connection with these considerations, the Board took account of the fact that the Fund would not directly pay a management fee with respect to any period in which the only investment security held by the Fund is that of the Master Portfolio, and that, as a result, as long as the Fund continues to invest solely in the Master Portfolio under a master-feeder structure, investors in the Fund would incur a single fee for management services provided by HFMC to the Fund and the Master Portfolio (such management fee structure is hereinafter referred to as the “Single Management Fee Structure”). The Board noted that to the extent the Fund were to no longer invest all of its assets in the Master Portfolio the Fund would pay HFMC a management fee in accordance with the advisory fee schedule presented at the meeting. In evaluating HFMC’s estimated profitability, the Board also considered HFMC’s representation that the level of estimated profitability of the Fund, taking into consideration the revenue and expenses of the Fund and the Fund’s share of the expenses of the Master Portfolio, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC as a result of the Fund’s investment in the Master Portfolio would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Adviser

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratio of the Fund. The Board noted that the Fund bears its share of the fees and expenses of the Master Portfolio, including the Master Portfolio’s management fees. The Board also noted that the advisory fee schedule for the Master Portfolio is identical to that of the Fund, except that the Fund would not directly pay a management fee to HFMC for any period in which the Fund only holds securities of the Master Portfolio. The Board requested and reviewed information from HFMC relating to the proposed management fees under the Single Management Fee Structure and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees under the Single Management Fee Structure and total expenses relative to the Fund’s Peer Group. As part of this review, the Board considered the composition and methodology used to select the Peer Group, which included input from an independent financial services consultant engaged by the Independent Trustees. The Board noted information indicating that no comparable ETMF or actively managed exchange-traded fund existed and that the Peer Group was comprised of traditional mutual funds that were selected as an appropriate group of peer funds

16

Hartford Global Impact NextShares Fund

Approval of Investment Management Agreement – (continued)

pursuant to the methodology. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and such other funds. The Board also considered that HFMC had contractually agreed to limit the expenses for the Fund’s shares to 0.85% through February 28, 2018, with such arrangement automatically renewing on an annual basis unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Fund’s management fees and total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s proposed weighted management fees under the Single Management Fee Structure were below the Peer Group average and median for all asset levels. The Board further considered that the Fund’s proposed weighted management fees under the Single Management Fee Structure fell within the 1st or 2nd quintile of the Fund’s Peer Group for all asset levels. The Board also considered that the Fund’s estimated total expenses were below the Peer Group average and median and fell within the 1st quintile.

Based on these considerations, the Board concluded that the Fund’s proposed fees and estimated total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would, during any period in which the Fund directly paid a management fee to HFMC, reduce fee rates as Fund assets grow over time. The Board also considered that the Fund would invest all of its assets in the Master Portfolio. The Board considered the potential conflicts that may arise if an additional feeder fund invests in the same Master Portfolio, including the competition for assets from investors. The Board noted that growth in the other feeder fund assets and corresponding improvement in the Master Portfolio’s economies of scale may reduce the fees and expenses of the Fund. The Board also considered the Single Management Fee Structure and reviewed the breakpoints in the proposed management fee schedule for the Master Portfolio, which would reduce certain expenses of the Fund as the Master Portfolio’s assets grow over time. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds. In addition, the Board considered that initially setting competitive fee rates and pricing the Fund to scale at inception are other means of sharing potential economies of scale with shareholders.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in the Fund’s assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund. The Board noted that HFMC would receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

17

Global Impact Master Portfolio

Schedule of Investments

April 30, 2018 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Australia - 2.3%
55,247	SEEK Ltd.	$803,614

	Bangladesh - 3.0%
185,825	GrameenPhone Ltd.	1,051,050

	Brazil - 7.0%
201,775	Kroton Educacional S.A.	806,939
186,030	MRV Engenharia e Participacoes S.A.	796,543
25,208	Pagseguro Digital Ltd. Class A*	837,662

		2,441,144

	China - 4.6%
2,956,995	CT Environmental Group Ltd.	449,911
1,661,330	Huaneng Renewables Corp. Ltd. Class H	737,801
24,505	Sunny Optical Technology Group Co., Ltd.	399,863

		1,587,575

	Denmark - 1.8%
9,909	Vestas Wind Systems A/S	641,031

	France - 2.8%
11,365	Kaufman & Broad S.A.	598,730
25,512	Suez	367,923

		966,653

	Germany - 1.5%
4,680	LEG Immobilien AG	539,619

	Hong Kong - 2.9%
1,230,600	Canvest Environmental Protection Group Co., Ltd.	682,741
350,200	China Water Affairs Group Ltd.	332,357

		1,015,098

	India - 8.3%
29,969	Bharat Financial Inclusion Ltd.*	519,952
47,117	Indiabulls Housing Finance Ltd.	918,208
45,787	Repco Home Finance Ltd.	440,099
29,822	Shriram Transport Finance Co., Ltd.	716,574
195,869	Vakrangee Ltd.	292,233

		2,887,066

	Israel - 1.3%
25,145	Teva Pharmaceutical Industries Ltd.	452,828

	Japan - 2.1%
6,258	Eisai Co., Ltd.	419,718
9,708	Katitas Co., Ltd.*	312,272

		731,990

	Kenya - 3.3%
4,060,115	Safaricom plc	1,144,374

	Luxembourg - 1.4%
7,274	Millicom International Cellular S.A.	481,820

	Netherlands - 4.6%
21,625	Basic-Fit N.V.*(1)	651,553
13,902	Koninklijke Philips N.V.	588,419
11,926	Philips Lighting N.V.(1)	362,691

		1,602,663

	South Africa - 1.2%
50,729	Net 1 UEPS Technologies, Inc.*	418,007

	South Korea - 1.7%
3,450	Samsung SDI Co., Ltd.	587,465

	Spain - 2.3%
9,533	Acciona S.A.	797,400

	Switzerland - 1.2%
5,474	Landis+Gyr Group AG*(2)	411,422

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	United Kingdom - 7.9%
32,242	Genus plc	$1,115,052
12,868	Hikma Pharmaceuticals plc	226,894
134,849	PureCircle Ltd.*	712,883
102,780	Sophos Group plc(1)	701,805

		2,756,634

	United States - 38.5%
23,921	Advanced Drainage Systems, Inc.	602,809
6,567	Aimmune Therapeutics, Inc.*	203,840
4,480	Alkermes plc*	198,330
2,578	athenahealth, Inc.*	315,728
20,644	Avangrid, Inc.	1,088,145
2,874	Bright Horizons Family Solutions, Inc.*	272,685
14,981	Clean Harbors, Inc.*	686,130
42,082	Covanta Holding Corp.	627,022
2,425	First Solar, Inc.*	171,957
4,367	Global Blood Therapeutics, Inc.*	192,803
86,201	Invitae Corp.*	476,691
9,766	Itron, Inc.*	638,696
21,874	Johnson Controls International plc	740,872
62,925	Laureate Education, Inc. Class A*	888,501
42,669	Nuance Communications, Inc.*	628,088
37,585	Pattern Energy Group, Inc.	683,295
15,674	Rapid7, Inc.*	442,634
18,985	Sprouts Farmers Market, Inc.*	475,194
10,394	Square, Inc. Class A*	492,052
25,622	Stratasys Ltd.*	491,174
4,353	Teladoc, Inc.*(2)	187,179
1,459	Tesla, Inc.*(2)	428,800
1,528	Thermo Fisher Scientific, Inc.	321,415
6,702	Ubiquiti Networks, Inc.*(2)	477,584
5,670	Watts Water Technologies, Inc. Class A	422,415
4,682	Xylem, Inc.	341,318
11,233	Zoetis, Inc.	937,731

		13,433,088

	Total Common Stocks (cost $34,497,734)	$34,750,541

	Total Long-Term Investments (cost $34,497,734)	$34,750,541

SHORT-TERM INVESTMENTS - 2.5%
	Securities Lending Collateral - 2.5%
44,290	Citibank NA DDCA, 1.50%, 5/1/2018(3)	$44,290
471,333	Goldman Sachs Financial Sq, Government Institutional Fund, 1.60%(3)	471,333
370,177	Invesco Government & Agency Portfolio, 1.60%(3)	370,177

		885,800

	Total Short-Term Investments (cost $885,800)	$885,800

Total Investments (cost $35,383,534)	102.2%	$35,636,341
Other Assets and Liabilities	(2.2)%	(767,513)

Total Net Assets	100.0%	$34,868,828

The accompanying notes are an integral part of these financial statements.

18

Global Impact Master Portfolio

Schedule of Investments – (continued)

April 30, 2018 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2018, the aggregate value of these securities was $1,716,049, which represented 4.9% of total net assets.

(2)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

Foreign Currency Contracts Outstanding at April 30, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,043,849	USD	69,750,000	INR	SCB	10/23/18	$18,378	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SCB	Standard Chartered Bank

Currency Abbreviations:
INR	Indian Rupee
USD	United States Dollar

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account

The accompanying notes are an integral part of these financial statements.

19

Global Impact Master Portfolio

Schedule of Investments – (continued)

April 30, 2018 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the Master Portfolio’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$803,614	$—	$803,614	$—
Bangladesh	1,051,050	1,051,050	—	—
Brazil	2,441,144	2,441,144	—	—
China	1,587,575	—	1,587,575	—
Denmark	641,031	—	641,031	—
France	966,653	—	966,653	—
Germany	539,619	—	539,619	—
Hong Kong	1,015,098	—	1,015,098	—
India	2,887,066	—	2,887,066	—
Israel	452,828	—	452,828	—
Japan	731,990	—	731,990	—
Kenya	1,144,374	—	1,144,374	—
Luxembourg	481,820	—	481,820	—
Netherlands	1,602,663	651,553	951,110	—
South Africa	418,007	418,007	—	—
South Korea	587,465	—	587,465	—
Spain	797,400	—	797,400	—
Switzerland	411,422	—	411,422	—
United Kingdom	2,756,634	712,883	2,043,751	—
United States	13,433,088	13,433,088	—	—
Short-Term Investments	885,800	885,800	—	—
Foreign Currency Contracts(2)	18,378	—	18,378	—

Total	$35,654,719	$19,593,525	$16,061,194	$—

(1)	For the six-month period ended April 30, 2018, investments valued at $2,314,144 were transferred from Level 1 to Level 2 due to the application of a fair valuation model factor; there were no transfers from Level 2 to Level 1 and there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

20

Global Impact Master Portfolio

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Global Impact Master Portfolio
Assets:
Investments in securities, at market value(1)	$35,636,341
Foreign currency	30,926
Unrealized appreciation on foreign currency contracts	18,378
Receivables:
Investment securities sold	357,054
Dividends and interest	31,967
Securities lending income	8,126
Other assets	150

Total assets	36,082,942

Liabilities:
Bank overdraft	74,501
Obligation to return securities lending collateral	885,800
Payables:
Investment securities purchased	207,492
Investment management fees	18,028
Accounting services fees	523
Foreign taxes	18,229
Accrued expenses	9,541

Total liabilities	1,214,114

Net assets	$34,868,828

Cost of investments	$35,383,534
Cost of foreign currency	$31,127
(1) Includes Investment in securities on loan, at value	$1,114,734

The accompanying notes are an integral part of these financial statements.

21

Global Impact Master Portfolio

Statement of Operations

For the Six-Month Period Ended April 30, 2018 (Unaudited)

Global Impact Master Portfolio
Investment Income:
Dividends	$231,384
Interest	1,120
Securities lending	8,720
Less: Foreign tax withheld	(15,353)

Total investment income, net	225,871

Expenses:
Investment management fees	117,967
Custodian fees	1,574
Accounting services fees	3,016
Trustees expenses	312
Audit fees	13,487
Other expenses	27,126

Total expenses (before waivers)	163,482
Commission recapture	(77)

Total waivers and fees paid indirectly	(77)

Total expenses, net	163,405

Net Investment Income (Loss)	62,466

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	2,381,752
Less: Foreign taxes paid on realized capital gains	(66,264)
Net realized gain (loss) on other foreign currency transactions	180

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,315,668

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(748,041)
Net unrealized appreciation (depreciation) of foreign currency contracts	18,378
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(794)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(730,457)

Net Gain (Loss) on Investments and Foreign Currency Transactions	1,585,211

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,647,677

The accompanying notes are an integral part of these financial statements.

22

Global Impact Master Portfolio

Statement of Changes in Net Assets

	Global Impact Master Portfolio
	For the Six-Month Period Ended April 30, 2018 (Unaudited)	For the Period Ended October 31, 2017(1)
Operations:
Net investment income (loss)	$62,466	$32,611
Net realized gain (loss) on investments and foreign currency transactions	2,315,668	784,026
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(730,457)	983,049

Net Increase (Decrease) in Net Assets Resulting from Operations	1,647,677	1,799,686

Capital Transactions:
Contributions	5,716,526	26,374,938
Withdrawals	(379,150)	(290,849)

Net increase from capital share transactions	5,337,376	26,084,089

Net Increase (Decrease) in Net Assets	6,985,053	27,883,775

Net Assets:
Beginning of period	27,883,775	—

End of period	$34,868,828	$27,883,775

(1) Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

23

Global Impact Master Portfolio

Financial Highlights

— Ratios and Supplemental Data —
Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(1)		Ratio of Expenses to Average Net Assets After Adjustments(1)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Global Impact Master Portfolio
For the Six-Month Period Ended April 30, 2018 (Unaudited)
5.28	%(2)	$34,869	0.98	%(3)	0.98	%(3)	0.37	%(3)	45%

For the Period Ended October 31, 2017(4)
15.21	%(2)	$27,884	1.73	%(3)	1.73	%(3)	0.46	%(3)	50%

(1)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(2)	Not annualized.
(3)	Annualized.
(4)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

24

Global Impact Master Portfolio

Notes to Financial Statements

April 30, 2018 (Unaudited)

1.	Organization:

Global Impact Master Portfolio (the “Master Portfolio”), a series of the Hartford Funds Master Fund (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on October 25, 2016. The offering of the Master Portfolio’s shares are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Beneficial interests in the Master Portfolio are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Master Portfolio may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act.

The Master Portfolio is a diversified open-end management investment company and applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Master Portfolio operates as a “Master Fund” in a master/feeder structure which enables the feeder funds to pool their assets with other investors in the Master Portfolio, if any.

As of April 30, 2018, the Master Portfolio has affiliated funds, Hartford Global Impact Fund and Hartford Global Impact NextShares Fund (collectively, the “Feeder Funds”), with a significant ownership percentage of the Master Portfolio’s net assets. Investment activities of the Feeder Funds could have a material impact on the Master Portfolio. As of April 30, 2018, the Hartford Global Impact Fund and Hartford Global Impact NextShares Fund owned approximately 85.0% and 15.0%, respectively, of the Master Portfolio.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Master Portfolio used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Investment Valuation and Fair Value Measurements – All investments are valued as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”), although the Master Portfolio may deviate from this calculation time under unusual or unexpected circumstances. Portfolio securities and other assets held in the Master Portfolio’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Master Portfolio will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust. Market prices are considered not readily available where there is an absence of current or reliable market based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Master Portfolio’s portfolio holdings or assets.

In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available.

In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees of the Trust in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Master Portfolio. The value of the foreign securities or other instruments in which the Master Portfolio invests may change on days when a shareholder will not be able to purchase or redeem shares of the Master Portfolio. Fair value pricing is subjective in nature and the use of fair value pricing by the Master Portfolio may cause the net asset value (NAV) of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Master Portfolio could obtain the fair value assigned to an investment if the Master Portfolio were to sell the investment at approximately the time at which the Master Portfolio determines its NAV.

25

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by the Master Portfolio are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Trust’s Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Master Portfolio may use fair valuation in regard to fixed income positions when the Master Portfolio holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Master Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Master Portfolio.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Trust’s Board of Trustees.

U.S. GAAP defines fair value as the price that the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Master Portfolio’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed,

26

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees of the Trust generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Master Portfolio’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees of the Trust. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Trustees of the Trust then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Master Portfolio’s Schedule of Investments.

b)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Master Portfolio will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

The Master Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Master Portfolio.

c)	Taxes – The Master Portfolio may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Master Portfolio invests. The Master Portfolio may also be subject to taxes withheld on foreign dividends from securities in which the Master Portfolio invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Master Portfolio does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

27

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

e)	Joint Trading Account – The Master Portfolio may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Master Portfolio Share Valuation – Orders for the Master Portfolio’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Master Portfolio’s shares is determined as of the close of business on each business day of the Exchange (See Note 2(a)). The NAV is determined by dividing the Master Portfolio’s net assets by the number of shares outstanding.

Orders for the purchase of the Master Portfolio’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Master Portfolio is not open for business, are priced at the next determined NAV.

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Master Portfolio is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Master Portfolio’s NAV. The Master Portfolio may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Master Portfolio’s NAV. The Master Portfolio may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Trust’s Board of Trustees. See the Master Portfolio’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2018.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Master Portfolio may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Master Portfolio’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Master Portfolio may enter into foreign currency contracts that obligate the Master Portfolio to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge the currency exposure associated with some or all of the Master Portfolio’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Master Portfolio as an unrealized gain or loss. The Master Portfolio will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Master Portfolio, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2018.

28

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

b)	Additional Derivative Instrument Information:

Global Impact Master Portfolio

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$18,378	$—	$—	$—	$—	$18,378

Total	$—	$18,378	$—	$—	$—	$—	$18,378

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$18,378	$—	$—	$—	$—	$18,378

Total	$—	$18,378	$—	$—	$—	$—	$18,378

For the period ended April 30, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$1,043,849

c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Master Portfolio’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Master Portfolio, or liabilities or payment obligations of the clearing brokers to the Master Portfolio, against any liabilities or payment obligations of the Master Portfolio to the clearing brokers. The Master Portfolio is required to deposit financial collateral (including cash collateral) at the Master Portfolio’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy. The following tables present the Master Portfolio’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Master Portfolio as of April 30, 2018:

Global Impact Master Portfolio

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$18,378	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	18,378	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$18,378	$—

29

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

Global Impact Master Portfolio

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Standard Chartered Bank	$18,378	$—	$—	$—	$18,378

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

6.	Principal Risks:

The Master Portfolio’s investments expose it to various types of risks associated with financial instruments and the markets. The Master Portfolio may be exposed to the risks described below. The Master Portfolio’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of the Master Portfolio’s exposure to market risk is the market value of the investments held as shown in the Master Portfolio’s schedule of investments.

Certain investments held by the Master Portfolio expose the Master Portfolio to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of the funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. The Master Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Master Portfolio has unsettled or open transactions will default.

A non-accredited investor may not directly purchase an interest in the Master Portfolio, but instead may purchase shares in one or more investment companies that invest all of their assets in the Master Portfolio (each, a “feeder fund”). Therefore, the Master Portfolio is also

30

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

subject to risks related to the master-feeder structure. As shareholders of the Master Portfolio, feeder funds vote on matters pertaining to the Master Portfolio. Feeder funds with a greater pro rata ownership in the Master Portfolio could have effective voting control of the operations of the Master Portfolio. Also, a large-scale redemption by one feeder fund may increase the proportionate share of the costs of the Master Portfolio borne by the remaining feeder funds.

7.	Federal Income Taxes:

The Master Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

Any income, realized and unrealized gain or loss is deemed to pass down to the feeder funds and other investors in the Master Portfolio, if any, daily.

As of April 30, 2018, the Master Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes and the net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation at April 30, 2018, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Global Impact Master Portfolio	$35,383,534	$2,587,001	$2,315,816	$271,185

8.	Expenses:

a)	Investment Management Agreement – HFMC serves as the Master Portfolio’s investment manager. The Trust, on behalf of the Master Portfolio, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC is responsible for the management of the Master Portfolio and supervises the activities of the Master Portfolio’s sub-adviser. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Master Portfolio. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of the Master Portfolio in accordance with the Master Portfolio’s investment objective and policies. The Master Portfolio pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2018; the rates are accrued daily and paid monthly based on the Master Portfolio’s average daily net assets, at the following annual rates:

Management Fee Rates
0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion

Prior to March 1, 2018, the Master Portfolio paid the following rates to HFMC for Investment Management services rendered:

Management Fee Rates
0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6800% on next $1.5 billion and;
0.6750% on next $2.5 billion and;
0.6700% over $5 billion

31

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

b)	Accounting Services Agreement – HFMC provides the Master Portfolio with accounting services pursuant to a fund accounting agreement by and between Hartford Funds Master Fund, on behalf of the Master Portfolio, and HFMC. In consideration of services rendered and expenses assumed pursuant to this agreement, the Master Portfolio pays HFMC a flat fee of $50,000 per year plus an accounting services fee calculated at the following annual rate based on its average daily net assets shown below. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Master Portfolio.

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Over $7.0 billion	0.010%

9.	Securities Lending:

The Master Portfolio may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1⁄3%) of the value of its total assets. If the Master Portfolio security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Master Portfolio by the Master Portfolio’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

The Master Portfolio is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Master Portfolio’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Master Portfolio.

At April 30, 2018, the Master Portfolio had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral(1)
Global Impact Master Portfolio	$1,114,734	$885,800	$260,747	(2)

(1)	These securities are held for the benefit of the Master Portfolio at the Master Portfolio’s custodian. The Master Portfolio cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.
(2)	U.S. Government securities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2018.

Global Impact Master Portfolio

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$885,800	$—	$—	$—	$885,800

Total Borrowings	$885,800	$—	$—	$—	$885,800

Gross amount of recognized liabilities for securities lending transactions					$885,800

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

32

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

10.	Commitments and Contingencies

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Portfolio that have not yet occurred. However, based on experience and knowledge of management, the Master Portfolio expects the risk of loss to be remote.

11.	Investment Transactions:

For the six-month period ended April 30, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases	Sales Proceeds
Global Impact Master Portfolio	$20,215,478	$14,873,207

12.	Line of Credit:

The Master Portfolio participates in a committed line of credit pursuant to a credit agreement. The Master Portfolio may borrow under the line of credit for temporary or emergency purposes. The Master Portfolio (together with certain other Hartford Funds) may borrow up to $400 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2018, the Master Portfolio did not have borrowings under this facility.

13.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Law and federal securities laws. In addition, the Trust, on behalf of the Master Portfolio, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving

33

Global Impact Master Portfolio

Notes to Financial Statements – (continued)

April 30, 2018 (Unaudited)

claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Master Portfolio because the Master Portfolio is not party to the suit.

15.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in this financial statement.

34

Additional Information regarding the Hartford Global Impact NextShares Fund and Global Impact Master Portfolio

HOW TO OBTAIN A COPY OF THE FUND’S AND MASTER PORTFOLIO’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund and the Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund and the Master Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund and the Master Portfolio file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s and the Master Portfolio’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

About NextShares, an exchange-traded managed fund: Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through Authorized Participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. By transacting in kind, a NextShares fund can lower its trading costs and enhance fund tax efficiency by avoiding forced sales of securities to meet redemptions. Redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions. As exchange-traded securities, NextShares can operate with low transfer agency expenses by utilizing the same highly efficient share processing system as used for exchange-listed stocks and ETFs. Trading prices are linked to the NextShares next-computed NAV and will vary by a market-determined premium or discount, which may be zero; may be above, at, or below NAV; and may vary significantly from anticipated levels. Purchase and sale prices will not be known until the NextShares NAV is determined at the end of the trading day. NextShares do not offer the opportunity to transact intraday based on current (versus end-of-day) determinations of a fund’s value. Limit orders can be used to control differences in trade prices versus NAV (cost of trade execution), but cannot be used to control or limit execution price. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

Hartford Funds NextShares are a new type of fund. NextShares funds have a limited operating history and may not be available at all broker/dealers. There is no guarantee that an active trading market for NextShares funds will develop or be maintained, or that their listings will continue or remain unchanged.

NextSharesTM is a trademark of NextShares Solutions LLC. All rights reserved. Used with permission.

This report is submitted for the general information of the shareholders of the Hartford Global Impact NextShares Fund (the “Fund”). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Advisory services are provided by Hartford Funds Management Company, LLC (HFMC). Certain funds are sub-advised by Wellington Management Company LLP. Hartford Funds exchange-traded managed funds are distributed by ALPS Distributors, Inc. (ALPS). Hartford Funds refers to Hartford Funds Distributors, LLC (Member FINRA), HFMC, and Lattice Strategies, LLC, which are not affiliated with ALPS or any sub-adviser.

NXSSAR-GI18    6/18    206742    HFN000115    Printed in U.S.A.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS NEXTSHARES TRUST

Date: July 9, 2018	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 9, 2018	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: July 9, 2018	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)